UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 16, 2017

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Election of Directors

On February 16, 2017, Daniel J. Starks was named to the Abbott Board of Directors, effective immediately.

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 16, 2017, Abbott Laboratories’ Board of Directors amended the first sentence of Article III, Section 2 of Abbott’s by-laws to provide that Abbott’s Board of Directors shall consist of twelve persons, effective as of February 16, 2017.  Abbott’s by-laws previously provided that the Board of Directors consisted of eleven persons.

Item 9.01              Financial Statements and Exhibits

Exhibit No.	Exhibit

3.1	By-Laws of Abbott Laboratories, as amended and restated effective February 16, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date:February 16, 2017	By:	/s/ Brian B. Yoor
Brian B. Yoor
Senior Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	By-Laws of Abbott Laboratories, as amended and restated effective February 16, 2017.